MICHAEL D. BRIGGS
                                              Manager - Corporate Accounting
                                                    Phone: (412) 553-6071




February 20, 1997




Securities and Exchange Commission
Washington, DC  20549

Gentlemen:

Pursuant to the requirements of the Securities Exchange Act of 1934, we are transmitting herewith the attached Form 8-K dated February 20, 1997.

                                          Sincerely yours,



                                          EQUITABLE RESOURCES, INC.

                                          /s/ Michael D. Briggs


                                              Michael D. Briggs
                                              Manager - Corporate Accounting

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         FEBRUARY 20, 1997
                                                   ---------------------------




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




         PENNSYLVANIA                 1-3551                  25-0464690
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)




420 BOULEVARD OF THE ALLIES, PITTSBURGH, PENNSYLVANIA            15219
      (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code       (412) 261-3000
                                                   --------------------------



                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5.    Other Events

           From time to time,  the  Company may  communicate  in oral or written form forward-looking statements related to such matters as anticipated financial performance, business prospects, capital projects, new products, and operational matters. The Company notes that a variety of factors could cause the Company's actual results to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include, but are not limited to, the following: weather conditions, the pace of deregulation of retail natural gas and electricity markets, the timing and extent of changes in commodity prices for gas and oil, changes in interest rates, the extent of the Company's success in acquiring gas and oil properties and in discovering, developing and producing reserves and the impact of competitive factors on profit margins in various markets in which the Company competes.




                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                                EQUITABLE RESOURCES, INC.
                                                      (Registrant)


                               By              /s/ A. Mark Abramovic
                                                   A. Mark Abramovic
                                               Senior Vice President and
                                                Chief Financial Officer


February 20, 1997